                                                                   EXHIBIT 10.22

                             EMPLOYMENT AGREEMENT
                             --------------------


          AGREEMENT made as of February 4, 2000, by and between New World Pasta Company, a Delaware corporation (the "Company"), and John Denton (the "Executive").

          WHEREAS, the Company desires that Executive serve as the Chairman of the Board of Directors ("Chairman") and Chief Executive Officer ("CEO") of the Company, and Executive desires to hold such positions under the terms and conditions of this Agreement; and

          WHEREAS, the Board of Directors of the Company (the "Company Board") has approved and authorized the Company to enter into this Agreement with Executive.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

          1.   Employment. The Company hereby employs Executive, and Executive
               ----------
hereby accepts employment with the Company, upon the terms and subject to the conditions set forth herein.

          2.   Term.
               ----

               (a) Subject to Section 14 hereof, the term of the employment by the Company of Executive pursuant to this Agreement (as the same may be extended, the "Term") shall commence on February 28, 2000 (the "Effective Date"), and terminate on the second anniversary thereof.

               (b) Commencing on the first anniversary of the Effective Date and on each subsequent anniversary thereof, the Term shall automatically be extended for one (1) additional year unless, not later than ninety days (90) prior to any such anniversary date, either party hereto shall have notified the other party hereto in writing that such extension shall not take effect.

          3.   Position. During the Term, Executive shall serve as the Chairman
               --------
and CEO of the Company, supervising the conduct of the business and affairs of the Company and performing such other duties as the Company Board shall determine.

          4.   Duties. During the Term, Executive shall devote his full time and
               ------
attention during normal business hours to the business and affairs of the Company, except vacations in accordance with the Company's policies and for illness or incapacity, in accordance with Section 8 hereof.

          5.   Salary and Bonus.
               ----------------

               (a) During the Term, the Company shall pay to Executive a base salary at the rate of $400,000 per year (the "Base Salary"), subject to adjustments pursuant to the terms of Section 5(b) hereof.

               (b) Commencing on the first anniversary hereof and on or prior to each anniversary hereof during the Term, the Company Board or the Compensation Committee of the Company Board (the "Compensation Committee") shall review the Base Salary and may increase the Base Salary based upon performance and merit. The Base Salary shall be payable to Executive in substantially equal installments in accordance with the Company's normal payroll practices, but in no event less often than semi-monthly.

               (c) For the Company's fiscal year ending December 31, 2000, and for each fiscal year during the Term thereafter, Executive shall be eligible to receive an annual cash bonus equal to up to one hundred percent (100%) of his Base Salary subject to the terms of a Bonus Compensation Plan to be approved by the Company Board or the Compensation Committee.

          6.   Stock Option. Pursuant to the New World Pasta Company 1999 Stock
               ------------
Option Plan (the "Plan") and subject to the terms of the stock option agreement to be entered into between Executive and the Company, attached hereto as Exhibit A, within 90 days following the date hereof (the "Grant Date"), the Company shall grant Executive (i) options, with an exercise price of $10 per share, to purchase an aggregate of three and one-half percent (3.5%) of the outstanding shares of common stock of the Company on the Grant Date (assuming for such purposes that all options with an exercise price of $10 per share are deemed to be outstanding on such date) and (ii) options with an exercise price of $73.50 per share to purchase an

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aggregate of 1.75% of the outstanding shares of common stock of the Company on the Grant Date (assuming for such purposes that all options are deemed to be outstanding on such date).

          7.   Stock Grant.
               -----------

               (a) On or promptly following the date hereof, the Company shall issue to Executive 29,286 shares of common stock (the "Common Grant Shares") and 792 shares of preferred stock of the Company (the "Preferred Grant Shares," and together with the Common Grant Shares, the "Grant Shares"), subject to (i) the terms of Articles IV and V of the Stockholders' Agreement, dated as of January 28, 1999 and (ii) the provisions of Section 7(b) hereof.

               (b) 11, 714 of the Common Grant Shares and 317 of the Preferred Grant Shares shall be subject to forfeiture in accordance with the following sentence. Commencing on the first anniversary hereof and on each subsequent anniversary hereof during the Term, so long as Executive remains employed by the Company on such anniversary, the forfeiture restrictions on 2,929 Common Grant Shares and 80 Preferred Grant Shares shall lapse; provided, however, that in the
                                                  --------  -------
event of a Change of Control (as defined herein) of the Company, the forfeiture restrictions on any of the Grant Shares which are then in existence shall automatically lapse.

               (c) Executive shall possess all incidents of ownership of the Grant Shares issued hereunder, including the right to receive dividends with respect to such Grant Shares and the right to vote such Grant Shares; provided,
                                                                      --------
however, common stock distributed in connection with a stock split or stock
-------
dividend, and other property distributed as a dividend, shall be subject to restrictions and risk of forfeiture to the same extent as the Grant Shares with respect to which such capital stock or other property has been distributed.

               (d) In the event that the employment of the Executive pursuant to this Agreement is terminated pursuant to Section 14(b), (c), (e) or (f) hereof, for one hundred and twenty days following the applicable Date of Termination, Executive or his heirs may require the Company to repurchase any Grant Shares which are no longer subject to forfeiture for $10 per Common Grant Share and $1000 per Preferred Grant Share.

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

               (e) In the event that the employment of the Executive pursuant to this Agreement is terminated pursuant to Section 14(d) or 14(g) hereof, for one hundred and twenty days following the applicable Date of Termination, Executive may require the Company to repurchase up to 17,572 Common Grant Shares and 475 Preferred Grant Shares for $10 per Common Grant Share and $1000 per Preferred Grant Share.

          8.   Vacation, Holidays and Sick Leave. During the Term, Executive
               ---------------------------------
shall be entitled to paid vacation, paid holidays and sick leave in accordance with the Company's standard policies for its senior executive officers, which policies shall provide Executive with benefits no less favorable than those provided to any other senior executive officer of the Company.

          9.   Business Expenses. Executive shall be reimbursed for all
               -----------------
reasonable and necessary business expenses incurred by him in connection with his employment, including, without limitation, expenses for travel and entertainment incurred in conducting or promoting business for the Company upon timely submission by Executive of receipts and other documentation as required by the Internal Revenue Code of 1986, as amended (the "Code"), and in accordance with the Company's normal expense reimbursement policies.

          10.  Health, Welfare and Pension Benefits.
               ------------------------------------

               (a) During the Term, Executive and eligible members of his family shall be eligible to participate fully in all (i) health and dental benefits and insurance programs; (ii) life and short- and long-term disability benefits and insurance programs and (iii) pension and retirement benefits, all as available to senior executive officers of the Company generally. In addition to life insurance provided to the Company's senior executive officers, Executive shall be provided with supplemental (i) term life insurance coverage to the extent necessary to provide Executive with aggregate death benefits equal to twice his Base Salary and (ii) disability insurance coverage to the extent necessary to provide Executive with aggregate disability benefits equal to his Base Salary.

               (b) During the Term, the Company shall reimburse Executive for all reasonable expenses incurred by him in connection with an annual physical examination by a licensed physician at a medical center of Executive's choice.

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

          11.  Membership Dues and Car Allowance. During the Term, the Company
               ---------------------------------
shall reimburse Executive up to an aggregate of $20,000 per year for (i) annual membership dues and assessments at one country club of Executive's choice and
(ii) an automobile to be used by Executive in conducting or promoting business for the Company.

          12.  D&O Coverage. During the Term, the Company shall maintain
               ------------
directors and officers liability insurance for its directors and officers, in such amounts as the Company Board believes is reasonably necessary.

          13.  Relocation Expenses. Executive shall be reimbursed for all
               -------------------
reasonable and necessary expenses incurred by him in connection with his commute from Executive's residence to the Company, including reasonable costs for meals, lodging and transportation during such trips. If Executive relocates his personal residence to the Harrisburg, Pennsylvania area, the Company shall pay the Executive $50,000 to cover all reasonable costs and expenses incurred by Executive in connection therewith.

          14.  Termination of Agreement. The employment by the Company of
               ------------------------
Executive pursuant to this Agreement shall not be terminated prior to the end of the Term, except as set forth in this Section 14.

               (a) By Mutual Consent. The employment by the Company of Executive
                   -----------------
pursuant to this Agreement may be terminated at any time by the mutual written agreement of the Company and Executive.

               (b) Death. The employment by the Company of Executive pursuant to
                   -----
this Agreement shall be terminated upon the death of Executive, in which event Executive's spouse or heirs shall receive the (i) Executive's Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination and, (ii) the Base Salary and health and welfare benefits pursuant to Section 10(a)(i) hereof to be paid or provided to Executive under this Agreement for one (1) year after the Date of Termination.

               (c) Disability. The employment by the Company of Executive
                   ----------
pursuant to this Agreement may be terminated by written notice to Executive at the option of the Company in the event that (i) Executive becomes unable to perform his normal duties by reason of physical or mental illness or accident for any six (6) consecutive month period, or (ii) the Company receives written opinions from both a

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

physician for the Company and a physician for Executive that Executive will be so disabled. In the event the employment by the Company of Executive is terminated pursuant to this Section 14(c), Executive shall be entitled to receive (i) all Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination and (ii) the Base Salary and health and welfare benefits pursuant to Section 10(a) hereof to be paid or provided to Executive for one (1) year after the Date of Termination; provided,
                                                                      --------
however, that amounts payable to Executive under this Section 14(c) shall be
-------
reduced by the proceeds of any short- and/or long-term disability payments under the Company plans referred to in Section 10(a) hereof to which Executive may be entitled during such period.

               (d) By the Company for Cause. The employment of Executive
                   ------------------------
pursuant to this Agreement may be terminated by the Company by written notice to Executive ("Notice of Termination") for Cause. In the event the employment by the Company of Executive is terminated pursuant to this Section 14(d), Executive shall be entitled to receive all Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination.

               (e) By the Company Without Cause. The employment by the Company
                   ----------------------------
of Executive pursuant to this Agreement may be terminated by the Company at any time without Cause by delivery of a Notice of Termination to Executive. In the event the employment by the Company of Executive is terminated pursuant to this
Section 14(e), Executive shall be entitled to receive (i) all Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination, and (ii) the Base Salary and health and welfare benefits pursuant to Section 10(a) and (b) hereof to be paid or provided to Executive under this Agreement for the remainder of the Term; notwithstanding the foregoing, in the event of the termination by the Executive pursuant to this
Section 14(e) prior to the second anniversary hereof, Executive shall be entitled to receive Base Salary and health and welfare benefits pursuant to
Section 10(a) hereof to be paid or provided to Executive until two years from of such Date of Termination.

               (f) By Executive for Good Reason. The employment by Executive
                   ----------------------------
pursuant to this Agreement may be terminated by Executive by written notice to the Company of his resignation ("Notice of Resignation") for Good Reason (as defined herein). In the event the employment by the Company of Executive is terminated pursuant to this Section 14(f), Executive shall be entitled to receive (i) all Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination, (ii) the Base Salary and health and welfare benefits pursuant to Section 10(a) and (b) hereof to be paid or provided to Executive under this Agreement for the remainder of the Term.

               (g) By Executive Without Good Reason. The employment of Executive
                   --------------------------------
by the Company pursuant to this Agreement may be terminated by Executive by delivery of a Notice of Resignation at any time without Good Reason. In the event the employment by the Company of Executive is terminated pursuant to this
Section 14(g), Executive shall be entitled to receive all Base Salary and benefits to be paid or provided to Executive under this Agreement through the Date of Termination.

               (h) Date of Termination. Executive's Date of Termination shall
                   -------------------
be: (i) if the parties hereto mutually agree to terminate this Agreement pursuant to Section 14(a) hereof, the date designated by the parties in such agreement; (ii) if Executive's employment by the Company is terminated pursuant to Section 14(b), the date of Executive's death; (iii) if Executive's employment by the Company is terminated pursuant to Section 14(c), the last day of the applicable period referred to in Section 14(c)(i) hereof or the date upon which the Company receives written opinions from both a physician for the Company and a physician for Executive referred to in Section 14(c)(ii) hereof; (iv) if Executive's employment by the Company is terminated pursuant to Section 14(d), the date on which a Notice of Termination is given; (v) if Executive's employment by the Company is terminated pursuant to Section 14(e) or 14(g), the date the Notice of Termination or Notice of Resignation, as the case may be, is given (provided, that the Company, in its sole discretion may waive all or any part of such 60-day period); and (vi) if Executive's employment by the Company is terminated pursuant to Section 14(f), the date on which a Notice of Resignation is given. If, within thirty (30) days after any Notice of Termination is given pursuant to Section 14(c), Executive notifies the Company that a dispute exists concerning Executive's termination, the Date of Termination shall be the date on which the dispute is finally determined in favor of termination of Executive's employment by the Company hereunder, either by mutual written agreement of the parties or by a binding and final arbitration award; provided, however, that Executive's Date of Termination shall be extended
       --------  -------
by a notice of dispute only if such notice is given in good faith and Executive pursues the resolution of such dispute with reasonable diligence.

          15   Representations.
               ---------------

               (a) The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

               (b) Executive represents and warrants that he is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement and that this Agreement is a valid and binding agreement of Executive enforceable against Executive in accordance with its terms.

          16   Successors. This Agreement is a personal contract and the rights
               ----------
and interests of Executive hereunder may not be sold, transferred, assigned, pledged, encumbered, or hypothecated by him, except as otherwise expressly permitted by the provisions of this Agreement. This Agreement shall inure to the benefit of and be enforceable by Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to him hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there is no such designee, to his estate.

          17   Non-Competition Covenants.
               -------------------------

               (a) Executive will not, during the Term and for any period during which Executive is receiving payments from the Company pursuant to this Agreement, engage in Competition (as defined herein) with the Company.

               (b) Without limiting the generality of foregoing, during the Term and for any period during which Executive is receiving payments from the Company pursuant to this Agreement, Executive will not, directly or indirectly, for his benefit or for the benefit of any other person or entity, do any of the following: (i) solicit Restricted Business from any customer doing business with the Company, provided that, after the expiration of the Term, the restriction
             --------
set forth in this clause (i) shall be limited to such customers with which the Company has done business during the twelve months immediately preceding the expiration of the Term; (ii) solicit Restricted Business from any potential customer of the business of the Company, which has been the subject of a written or oral bid, offer or proposal by the Company, or of preparation by the Company with a view to making such a bid, proposal or offer, provided that, after the Termination Date, the restriction
                   --------
set forth in this clause (ii) shall be limited to such bids, offers and proposals by the Company, in any case, during the twelve months immediately preceding the Date of Termination; (iii) solicit the employment or services of any person who is employed by or is a consultant to the Company; or (iv) otherwise wrongfully interfere with the business or accounts of the Company, including through the making of any false statements or comments of a defamatory or disparaging nature to third parties regarding the Company or any of its officers, directors, personnel, stockholders, products or services.

               (c) Notwithstanding the provisions of Sections 17(a) and 17(b), in the event that this Agreement is terminated pursuant to Section 14(d) or (g) (whether automatically or by Executive), then the provisions of Sections 17(a) and 17(b) shall remain in effect for a period of two (2) years thereafter.

               (d) Executive further acknowledges and agrees that due to the uniqueness of his services and the confidential nature of the information he will possess, the covenants set forth in this Section 17 are reasonable and necessary for the protection of the business and goodwill of the Company; and it is the intention of the parties hereto that this Section 17 shall be enforceable to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which such enforcement is sought. Accordingly, without limiting the generality of Section 22 hereof, it is the intention of the parties hereto that if, in the opinion of any court of competent jurisdiction, any provision or clause set forth in this Section 17 is not reasonable in any respect, including, without limitation, with respect to the scope of the time, place or manner restrictions set forth herein, such court shall have the right, power and authority to modify any and all such provisions and clauses as to such court shall appear not unreasonable and to enforce the remainder of this Section 17 as so modified.

          18   Confidentiality Covenant.
               ------------------------

               (a) Executive will not, directly or indirectly, whether individually, as a director, stockholder, owner, partner, member, officer, employee, principal or agent of any business, or in any other capacity, make known, disclose, furnish, make available or utilize any of the Company's confidential information, other than in the proper performance of the duties contemplated by the Agreement, or as required by law; provided that, prior to
                                                      --------
disclosing any of the confidential information required by law, Executive will promptly notify the Company so that the Company may seek a protective order or other appropriate remedy. Executive will return all confidential information, including all photocopies, extracts and summaries thereof, and any such information stored electronically on tapes, computer disks or in any other manner to the Company at any time upon request by the Company and, in any event, promptly after the termination of his employment for any reason; provided, however, that Executive may retain one copy of such
        --------  -------
information and may use such information in connection with (i) any dispute with the Company or (ii) any action brought against Executive where such information is relevant. Confidential information does not include any information available to or already in the hands of the public, any information known to Executive prior to the date hereof, any information disclosed to Executive by a third party who is not under a duty of confidentiality with respect to such information, any information independently developed by Executive without the use of confidential information of the Company.

               (b) Company will not disclose any information concerning Executive to any person including, but not limited to, the reason for any termination of employment of Executive, provided however, that the Company may
                                        -------- -------
disclose such information to its insurers as and to the extent they have a need to know such information, and provided further that the Company may disclose
                              -------- -------
such information as and to the extent necessary and relevant to any dispute between the Company and Executive and as and to the extent such disclosure or any other disclosure is required by law.

          19   Entire Agreement. This Agreement contains all the understandings
               ----------------
between the parties hereto pertaining to the matters referred to herein, and supersedes any other undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. Executive represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement made by the Company not set forth herein with regard to the subject matter or effect of this Agreement or otherwise.

          20   Amendment or Modification; Waiver. No provision of this Agreement
               ---------------------------------
may be amended or waived unless such amendment or waiver is agreed to in writing, signed by Executive and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

          21   Notices. All notices and other communications required or
               -------
permitted to be given hereunder shall be in writing and shall be (i) delivered by hand, (ii) delivered by a nationally recognized commercial overnight delivery service, (iii) mailed postage prepaid by first class mail or (iv) transmitted by facsimile transmitted to the party concerned at the address or telecopier number set forth below:

          To Executive at:

                   Mr. John Denton
                   850 Grantley Court
                   York, Pennsylvania  17403


          with copies to:

                   Bernard Frechtman, Esq.
                   8041 Knue Road
                   Indianapolis, Indiana  46235

          To the Company at:

                   New World Pasta Company
                   85 Shannon Road
                   Harrisburg, Pennsylvania  17112
                   Attention:  General Counsel

          with copies to:

                   Joseph Littlejohn & Levy
                   450 Lexington Avenue
                   New York, New York  10017
                   Facsimile (212) 286-8626
                   Attention: David Y. Ying

                   and

                   Skadden, Arps, Slate, Meagher & Flom LLP
                   One Rodney Square
                   P.O. Box 636
                   Wilmington, Delaware  19899
                   Facsimile (302) 651-3001

                   Attention:  Robert B.  Pincus

          Such notices shall be effective: (i) in the case of hand deliveries when received; (ii) in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; (iii) in the case of mail, seven (7) days after deposit in the postal system, first class mail, postage prepaid; and (iv) in the case of facsimile notices, when electronic confirmation of receipt is received by the sender. Any party may change its address and telecopy number by written notice to the other given in accordance with this Section 21; provided, however,
                                                              --------  -------
that such change shall be effective when received.

          22   Severability. If any provision or clause of this Agreement or the
               ------------
application of any such provision or clause to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision or clause to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision or clause hereof shall be validated and shall be enforced to the fullest extent permitted by law.

          23   Survivorship. The respective rights and obligations of the
               ------------
parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

          24   Governing Law; Arbitration.
               --------------------------

               (a) This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to it conflicts of law principles.


               (b) In the event a dispute arises out of or pertaining to this Agreement, either party may, by written notice to the other party, require that such dispute be submitted to binding arbitration pursuant to the rules of the American Arbitration Association in Harrisburg, Pennsylvania (including reasonable discovery as determined by the arbitrator) and the order of such arbitrator shall be conclusive, final and binding on all parties hereto and may be entered as a judgment in any court having jurisdiction over the parties.

          25   Headings. All descriptive headings of sections and paragraphs in
               --------
this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

          26   Withholding. All payments to Executive under this Agreement shall
               -----------
be reduced by all applicable withholding required by federal, state or local law.

          27   Specific Performance. Each party hereto acknowledges that money
               --------------------
damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other parties, irreparable harm. Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other parties shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such other parties at law or in equity.

          28   Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          29   Definitions.
               -----------

               (a) "Cause" means the determination, in good faith, by the Company Board, after notice to Executive and a reasonable opportunity to cure of no less than 30 days, that one or more of the following events has occurred: (i) any act of gross negligence, fraud or willful misconduct by Executive materially injuring the interest, business or reputation of the Company, or any of its parents, subsidiaries or affiliates; (ii) Executive's commission of any felony;
(iii) any misappropriation or embezzlement of the property of the Company, or any of its parents, subsidiaries or affiliates; or (iv) any material breach by Executive of this Agreement, including, without limitation, a material breach of Sections 17 and 18 hereof, which breach remains uncorrected for a period of thirty (30) days after receipt by Executive of written notice from the Company setting forth such breach.

               (b) "Change of Control" includes the occurrence of any of the following events: (i) any "Person" (within the meaning of Section 12(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than New World Pasta, LLC, a Delaware limited liability company, or its affiliates, becomes a Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of February 1, 2000, constitute the Company Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Company Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on February 1, 2000 or whose appointment, election or nomination for election was previously so approved or recommended.

               (c) "Competition" means engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, licensor, trustee, broker, agent, stockholder, member, owner, joint venturer or partner of, or permitting a name to be used in connection with the activities of any other business or organization which engages, directly or through affiliates it controls, in the Restricted Business, provided that, it will not be a violation for Executive to
                     --------
(i) become the registered or beneficial owner of up to one percent (1%) of any class or series of the capital stock of a publicly traded corporation that is engaged in Competition or (ii) acquire up to one percent (1%) of any issue of publicly traded debt securities of a corporation that is engaged in Competition, it being understood that Executive may not actively participate in the business of any such corporation, by reason of such ownership or acquisition or otherwise, until such time as this covenant expires.

               (d) "Good Reason" for termination includes the occurrence of any of following events without the prior consent of Executive: (i) removal of Executive from Executive's then current position; (ii) material reduction by the Company of Executive's then current duties, responsibilities or authority or the assignment to Executive of duties materially inconsistent with his then current position; (iii) relocation of the Company's headquarters to a location more than 25 miles from the greater Harrisburg, Pennsylvania metropolitan area; (iv) material breach by the Company of this Agreement, which breach remains uncured for a period of thirty days after receipt by the Company of written notice from Executive; or (v) failure to extend the Term pursuant to Section 2(b) hereof.

               (e) "Restricted Business" means the manufacturing, distribution, marketing or sale of pasta or egg noodle products or any other business which constitutes more than 10% of the consolidated revenues of the Company during the fifty-two week period ending immediately prior to any such determination or the Date of Termination, as the case may be.




                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Employment Agreement as of the date first above written.


                                            NEW WORLD PASTA COMPANY




                                   By:  /s/ David Y. Ying
                                      -------------------------------
                                      Name:
                                      Title:



                                   EXECUTIVE


                                     /s/ John Denton
                                   ----------------------------------
                                   John Denton